SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of
1934

Filed by Registrant                [x]
Filed by a Party Other than Registrant  [  ]

Check the Appropriate Box:
[    ]    Preliminary Proxy Statement
[    ]    Confidential, for Use of the Commission Only (as itted
by Rule 14a-6(e)(2))
[ x ]     Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to Exchange Act Rule
14a-11(c) or 14a-12


        Alpha Hospitality Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)




Payment of Filing Fee (Check the appropriate box):
[ x ]     No Fee Required.
[    ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(l) and 0-11.
          1)   Title of each class of securities to which transaction
               applies:
          2)   Aggregate Number of Securities to which transaction
               applies:
          3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
          4)   Proposed maximum aggregate value of transaction: $
          5)   Total fee paid: $
[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid
     previously.  Identify the previous filing by registration
statement number,
     or the Form or Schedule and the date of its filing:
          1)   Amount Previously Paid: $_______________.
          2)   Form, Schedule or Registration Statement No.:
               ______________
          3)   Filing Party:
          4)   Date Filed:



      Copies of all communications to:

         Edward Turney Savage, Esq.
      Parker Duryee Rosoff & Haft, P.C.
              529 Fifth Avenue
          New York, New York 10017






         ALPHA HOSPITALITY CORPORATION
       12 East 49th Street, 24th floor
          New York, New York  10017



      NOTICE OF MEETING OF STOCKHOLDERS
       TO BE HELD ON SEPTEMBER 16, 1999




To the Stockholders of Alpha Hospitality Corporation:

        Notice is hereby given that a combined Annual and Special Meeting (the
"Meeting") of Stockholders of Alpha Hospitality Corporation
(the "Company"), a
Delaware corporation, will be held at The Grand Hyatt Hotel, East 42nd Street between Park Avenue and Lexington Avenue, New York, New
York, on September
16, 1999, at 11:00 a.m. (local time) for the following purposes:

Proposal 1: To elect six members to the Board of Directors of the Company;

Proposal 2:  To consider and vote on a proposal to amend the
Company's
             Certificate of Incorporation to (i) increase the number
of authorized
             shares of the Company's Common Stock from
25,000,000 shares to
             75,000,000 shares and (ii) to increase the number of
authorized shares
             of the Company's "blank check" Preferred Stock from
1,000,000
             shares to 5,000,000 shares;

Proposal 3: To consider and vote upon a proposal to adopt the Company's 1998
             Stock Option Plan;

Proposal 4: To consider and vote upon a proposal to amend the Company's by-laws to permit the granting of compensation to members of the
             Company's Board of Directors (or any committee thereof) as determined by the Board of Directors, without separate stockholder approval;

Proposal 5: To consider and vote upon a proposal to amend the Company's
             Certificate of Incorporation to enable and authorize the Board of
             Directors to adopt, amend or repeal by-laws of the Company;

Proposal 6: To consider and vote upon a proposal to allow the Company's Chief
             Executive Officer, subject to certain conditions, to convert up to
             $2,000,000 in accrued but unpaid salary into up to 1,000,000 shares of the Company's Common Stock at a conversion rate of $2.00 per share, which per share price was the current market price at the time the Board of Directors adopted this proposal, subject to stockholder approval;

Proposal 7:  Ratification of Rothstein, Kass & Company, P.C.
as the Company's
             independent certified public accountants; and

to transact any such other business as may properly come before the Meeting or any postponement or adjournment thereof.

        The Board of Directors of the Company has fixed August
6, 1999 as the
record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.
Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED
TO ATTEND
THE MEETING.  YOUR VOTE IS IMPORTANT.  TO
ENSURE YOUR
REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND
PROMPTLY MAIL YOUR PROXY IN THE RETURN
ENVELOPE PROVIDED.
YOUR FAILURE TO EXERCISE YOUR VOTE WILL HAVE
THE EFFECT OF
A VOTE AGAINST THE PROPOSED AMENDMENTS OF
THE CERTIFICATE
OF INCORPORATION. Submitting a proxy will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs. You may revoke your proxy at any time before it is voted at the Meeting.

By Order of the Board of Directors,


/s/Stanley S.  Tollman                     /s/ Thomas W.  Aro
Stanley S. Tollman                         Thomas W. Aro
Chairman of the Board, President           Vice President and
Secretary
and Chief Executive Officer

August 16, 1999

        ALPHA HOSPITALITY CORPORATION
       12 EAST 49TH STREET, 24th floor
          NEW YORK, NEW YORK  10017
             __________________

               PROXY STATEMENT
             __________________
 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 11:00 a.m. AT THE GRAND HYATT
HOTEL
EAST 42nd STREET BETWEEN PARK AVENUE AND
LEXINGTON
                   AVENUE
             NEW YORK, NEW YORK
             SEPTEMBER 16, 1999

        This Proxy Statement is furnished in connection with the solicitation by the
Board of Directors of Alpha Hospitality Corporation (the "Company") for use at a combined Annual and Special Meeting of Stockholders of the Company (the
"Meeting") to be held at 11:00 a.m. at the Grand Hyatt Hotel, East 42nd Street between Park Avenue and Lexington Avenue, New York, New
York, on September
16, 1999, and at all adjournments and postponements thereof. This Proxy Statement, with the accompanying Notice of Meeting and form of proxy, are first being sent to the stockholders on or about August 17, 1999.

        A proxy card is enclosed. Whether or not you plan to attend the Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope provided to ensure that your shares will be voted at the Meeting. Any stockholder who returns a proxy has the power to revoke it at any time prior to its effective use by filing an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Company, or by attending the Meeting and voting in person. Unless otherwise instructed, any such proxy, if not revoked, will be voted at the Meeting "FOR" each of the proposals set forth in this Proxy Statement and as recommended by the Company's Board of
Directors (the "Board"), in its discretion, with regard to all other matters that may properly come before the Meeting. The Company does not currently know of any such other matters.

        At the Record Date, there were outstanding 16,788,228 shares of the
Company's Common Stock, 821,496 shares of the Company's
Series B Preferred
Stock and 135,162 shares of the Company's Series C Preferred Stock. The presence, either in person or represented by proxy, of persons entitled to exercise a majority of all votes entitled to be exercised by all of the Company's outstanding capital stock
(i.e., the Common Stock, the Series B Preferred Stock and the
Series C Preferred
Stock) is necessary to constitute a quorum for the transaction of business at the
Meeting.

        Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote, each share of Series B Preferred Stock is entitled to eight (8) votes, and each share of Series C Preferred Stock is entitled to twenty-four (24) votes on any matter presented for consideration and action by the stockholders at the
Meeting. A quorum being present, a majority of the votes cast are necessary to pass each of the proposals to be made at the Meeting other than the proposals to amend the Certificate of Incorporation, which requires a majority of all votes entitled to be exercised by all of the Company's outstanding capital stock (i.e., the Common Stock, the Series B Preferred Stock and the Series C Preferred Stock), and other than the election of directors, who are elected by a plurality of the votes cast.

        The cost of preparing, assembling, printing and mailing this Proxy
Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. The Company intends to request banks and brokers to solicit their customers who beneficially own Common
Stock listed of record in names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations. To the extent solicitation of the holders of the Company's outstanding shares of Preferred
Stock (whether Series B or C) may be deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

THE MEETING


Time and Place of Special Meeting

        The Meeting is scheduled to be held at 11:00 a.m., local time, on the 16th of September, 1999 at The Grand Hyatt Hotel, East 42nd Street between Park
Avenue and Lexington Avenue, New York, New York.

Purpose of the Meeting

        At the Meeting, the Company's stockholders will be asked
(a) to elect six
members to the Board for the ensuing year, (b) to consider and vote on a proposal to amend the Company's Certificate of Incorporation to (i) increase the number of authorized shares of the Company's Common Stock from 25,000,000 shares to
75,000,000 shares and (ii) increase the number of authorized shares of the
Company's "blank check" Preferred Stock from 1,000,000
shares to 5,000,000
shares, (c) to consider and vote upon the adoption of the Company's 1998 Stock
Option Plan, (d) to consider and vote upon a proposal to amend the Company's by-laws to permit the granting of compensation to members of the Board (or any committee thereof) as determined by the Board, without separate stockholder approval, (e) to consider and vote upon a proposal to amend the Company's
Certificate of Incorporation to enable and authorize the Board to adopt, amend or repeal by-laws of the Company, (f) to consider and vote upon a proposal to allow
Stanley S. Tollman (the Company's President, Chief Executive
Officer and
Chairman of the Board), subject to certain conditions, to convert up to $2,000,000 in accrued but unpaid salary into up to 1,000,000 shares of the Company's common stock at a conversion rate of $2.00 per share (such price being the market price of a share of Common Stock on the date the Board adopted the proposal, subject to stockholders approval), (g) to ratify Rothstein, Kass &
Company, P.C. as the
Company's independent certified public accountants, and (h) to transact any such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Voting and Solicitation of Proxies

        All shares of Common Stock and Series B and Series C Preferred Stock represented at the Meeting by properly executed proxies received prior to the vote at the Meeting, unless previously revoked (as described immediately below), will be voted in accordance with the instructions thereon. Where a properly signed proxy is returned and no instructions are given, proxies will be voted
FOR (i) the election
of the nominees named herein as members of the Board, (ii) the proposed amendments to the Company's Certificate of Incorporation, (iii) the adoption of the
Company's 1998 Stock Option Plan, (iv) the proposed amendment to the
Company's by-laws, (v) the proposal to allow Stanley S.
Tollman, subject to certain
conditions, to convert unpaid salary into shares of Common
Stock, and (vi) the
ratification of Rothstein, Kass & Company, P.C. as the
Company's independent
certified public accountants. No matters other than those referred to above are presently scheduled to be considered at the Meeting. A broker who holds shares in street name will not be entitled to vote on either of the proposals to amend the
Certificate of Incorporation without instructions from the beneficial owner of such shares. This inability to vote is referred to as a broker non-vote. Stockholder abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Meeting. However, because, under the General
Corporation Law of the State of Delaware and the Company's
Certificate of
Incorporation and by-laws, the proposals to amend the Certificate of Incorporation, in order to be approved, must be approved by vote of holders of shares of the capital stock of the Company entitled to exercise a majority of all of the votes attendant or attributable to all of the Company's outstanding Common Stock, Series B Preferred
Stock and Series C Preferred Stock, abstentions and broker non-votes will have the same effect as a vote against such proposals.

        Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company (12
East 49th Street, 24th floor, New York, New York 10017) either (i) a written notice of revocation bearing a date later than the date of such proxy or
(ii) a subsequent
proxy relating to the same shares, or by attending the Meeting and voting in person
(although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

        Proxies are being solicited by and on behalf of the Company. The
Company will solicit proxies by mail, and the directors, officers and employees of the Company may also solicit proxies by telephone, telegram or personal interview.
Those persons will receive no additional compensation for these services but will be reimbursed for reasonable out-of-pocket expenses. The
Company will bear the costs
of preparing and mailing the proxy materials to stockholders in connection with the
Meeting. Arrangements will be made to furnish copies of the proxy materials to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of shares of Common Stock. Such persons will be paid reasonable out-of-pocket expenses.

Shares Entitled to Vote

        The close of business on August 6, 1999 has been fixed as
the record date
(the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting.  As of the Record Date, there were 16,788,228 shares of Common
Stock, 821,496 shares of Series B Preferred Stock and  135,162 shares of Series C
Preferred Stock of the Company issued and outstanding and entitled to vote.

        Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight (8) votes, and each share of Series C Preferred Stock entitles the holder thereof to twenty-four (24) votes. Accordingly, a total of 26,604,084 votes may be cast at the Meeting. The holders of shares of Common Stock and Preferred Stock
(whether Series B or Series
C) representing a majority of all votes entitled to be cast at the Meeting, present in person or represented by proxy at the Meeting, shall constitute a quorum.
Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied.

Vote Required

        A quorum being present at the Meeting, the directors shall be elected by a plurality of the votes cast, and ratification or approval of the 1998 Stock Option
Plan, ratification or approval of the proposed amendment of the Company's by-laws, ratification or approval of the proposal to allow Mr. Tollman to convert accrued but unpaid salary into shares of Common Stock and ratification of Rothstein, Kass &
Company, P.C. as the Company's independent certified public accountants shall require the affirmative vote of a majority of the votes cast. A majority of all votes entitled to be exercised by all of the Company's outstanding capital stock (i.e., the
Common Stock, the Series B Preferred Stock and the Series C Preferred Stock) will be necessary for the approval of the proposals to amend the Certificate of
Incorporation. Abstentions and broker non-votes will be counted as votes against such proposal to amend the Certificate of Incorporation. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        The Company's by-laws, as originally drafted, did not contemplate the issuance of shares of capital stock that were entitled to other than one vote per share.
Consequently, upon the issuance of shares of Preferred Stock (which are entitled to
8 votes per share with respect to the Series B Preferred Stock and 24 votes per share with respect to the Series C Preferred Stock), certain provisions of the Company's by-laws (e.g., those providing for the establishment of a quorum and the vote necessary to approve various actions), which spoke in terms of holders of a prescribed number of shares (rather than shares entitled to exercise a prescribed number of votes), became no longer appropriate. Consequently, by written consent of stockholders entitled to exercise a majority of all votes attendant or attributable to all of the Company's outstanding capital stock, those provisions have been revised, effective July 21, 1999, to reflect that the determining factor relates to the number of votes represented by shares, rather than merely by the number of shares.
A copy of such written consent is attached hereto as Exhibit A.

Shares Committed

        The Company has been advised by various members of management and the Board and others who, in the aggregate, hold or otherwise have voting power with respect to 6,246,685 shares of Common Stock
(representing approximately
37% of the shares of Common Stock outstanding) that they intend to vote such shares in favor of each of the proposals to be presented for consideration and approval at the Meeting, including the election of each of the candidates nominated to serve on the Board. The Company has also been advised by each of Bryanston
Group, Inc. ("Bryanston") and BP Group Inc. ("BP") that it intends to vote all of its shares of Preferred Stock in favor of each of such proposals. If the shares of
Common Stock referred to above are voted, as management has been advised they will be, in favor of each of such proposals and if Bryanston (which, as of the Record
Date, owned of record 777,238 shares of Series B Preferred
Stock (or approximately
94.6% of the outstanding shares of Series B Preferred Stock), entitling it to exercise
6,217,904 votes, and 135,162 shares of Series C Preferred Stock
(or 100% of the
outstanding shares of Series C Preferred Stock), entitling it to exercise 3,243,888 votes, and BP (which, as of the Record Date, owned of record
44,258 shares of
Series B Preferred Stock (or approximately 5.4% of the outstanding shares of Series
B Preferred Stock), entitling it to exercise 354,064 votes, vote all of their respective shares of Preferred Stock in favor of each of such proposals, approximately 60% of the total votes eligible to be cast at the Meeting will be voted in favor of each of the proposals and, as a result, each of such proposals (including the election of each of the candidates nominated to serve on the Board) will be approved notwithstanding the manner in which votes are cast by holders of any other shares of the Company's capital stock.

No Appraisal Rights

        Under the General Corporation Law of the State of
Delaware, stockholders
of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Meeting.

                          OWNERSHIP OF SECURITIES
        Only stockholders of record at the close of business on August 6, 1999 (the
"Record Date"), the date fixed by the Board of Directors in accordance with the
Company's by-laws, are entitled to notice of, and to vote at, the Meeting. As of such date, there were issued and outstanding 16,788,228 shares of Common Stock,
821,496 shares of Series B Preferred Stock and 135,162 shares of Series C Preferred
Stock. The holders (present in person or represented by proxy at the Meeting) of outstanding shares of Common Stock and Preferred Stock, taken together, entitled to exercise a majority of votes with respect to all outstanding shares of capital stock, is necessary to constitute a quorum for the Meeting.

        Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. Each share of Series B Preferred Stock is entitled to eight (8) votes on all such matters, and each share of Series C Preferred
Stock is entitled to twenty-four (24) votes on all such matters.

        The following table sets forth certain information as of the Record Date, with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of any class of stock, each officer of the Company, each director of the
Company, each individual nominated to be elected a director and all officers and directors of the Company as a group. Unless otherwise indicated, the address of each such person or entity is c/o Alpha Hospitality Corporation, 12 East 49th Street,
24th floor, New York, New York 10017.


Title of Class    Name and Address     No. of Shares (1)     Percent of Class
Common Stock      Stanley S. Tollman (2)           0                    0
$.01 par value    Beatrice Tollman (2)     1,815,890                   10.8
                  Thomas W. Aro (3)          189,500                    1.1
                  Brett G. Tollman (4)     1,719,875                   10.1
                  James A. Cutler (5)(6)      56,320                     .4
                  Matthew B. Walker (6)      404,237                    2.4
                  Herbert F. Kozlov (6)            0                    0
                  Craig Kendziera (7)         12,300                     .07
                  Robert Steenhuisen (8)      70,000                     .4
                  Bryanston Group, Inc.(9) 8,979,793                   38.4

           All Officers and Directors
           as a group (8 persons)(2, 3-8)  2,462,232                   14.3

Series B         Bryanston Group, Inc. (9)   777,238                   94.6
Preferred Stock  BP Group, Ltd. (10)          44,258                    5.4
$29.00 liquidation 5111 Isleworth Country Club Dr.
    value          Windmere, FL 34786

Series C         Bryanston Group, Inc. (11)  135,162                  100
Preferred Stock
$72.00 liquidation
     value

_________________
(1) Each person exercises sole voting and dispositive power with respect to the shares reflected in the table, except for those shares of Common
        Stock that are issuable upon the exercise of options or the conversion of Preferred Stock, which shares of Common Stock cannot be voted until the options are exercised shares of Common Stock or such
        Preferred Stock is converted by the holders thereof. The table includes for each separate beneficial owner,acquired upon exercise of options or conversion of convertible securities that are presently exercisable or convertible or become exercisable or convertible within 60 days.

(2)     Stanley S. Tollman, the Chairman of the Board, Chief
Executive
        Officer and President of the Company, is the spouse of Beatrice
        Tollman. Stanley S. Tollman disclaims beneficial ownership of the shares beneficially owned by Beatrice Tollman. Does not include
        250,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Tollman, which grant is subject to stockholder approval as part of the 1998 Stock Option Plan. Does not include the right of Mr. Tollman to convert, under certain conditions, up to
        $2,000,000 of accrued but unpaid salary into up to 1,000,000 shares of Common Stock at a conversion rate of $2 per share, which is subject to stockholder approval as Proposal 6 hereof.

(3) Includes 160,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Aro and 7,500 shares of Common Stock issuable upon the exercise of warrants purchased by Mr.
Aro, all of
        which options and warrants are currently exercisable.
Excludes
        130,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Aro, which grant is subject to stockholder approval as part of the 1998 Stock Option Plan.

(4) Includes 160,000 shares of Common Stock issuable upon the exercise of options granted to Brett G. Tollman, all of which options are currently exercisable, and 1,000,000 shares held in the Tollman
        Family Trust, of which Brett G. Tollman is the sole
Trustee.  Brett G.
        Tollman is the son of Stanley S. Tollman and Beatrice
Tollman.  Each
        of Brett G. Tollman, Stanley S. Tollman and Beatrice
Tollman
        disclaims beneficial ownership of the shares beneficially owned by any of the other of them. Excludes 115,000 shares issuable upon the exercise of options granted to Mr. Tollman, which grant is subject to stockholder approval as part of the 1998 Stock Option
Plan.

(5) Includes 40,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Cutler, all of which options are currently exercisable.  Does not include 4,000 shares owned by Mr.
Cutler's
        children, of which shares he disclaims beneficial ownership.

(6) Does not include shares of Common Stock issuable upon the exercise of options granted in 1998 and 1999 to the Company's non-employee directors, Messrs. Kozlov, Cutler and Walker, in consideration for their rendering of service to the Company. In May 1998 options were granted to Mr. Kozlov for up to 40,000 shares, to Mr.
Cutler for up to
        55,000 shares, and to Mr. Walker for up to 40,000 shares.
In
        December 1998 the Board granted options to Mr. Kozlov for up to
        55,000 shares, to Mr. Walker for up to 40,000 shares and to Mr. Cutler for up to 55,000 shares. In May 1999 the Board granted options to purchase 50,000 shares to each of Messrs. Kozlov, Cutler and Walker bringing their respective option totals to 145,000, 160,000 and
        130,000. All of the aforementioned options were granted by the
        Board subject to approval by the stockholders of the Company's proposed 1998 Stock Option Plan, and will be rescinded if such Plan is not so approved.

(7) Includes 12,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Kendziera, which are currently exercisable.
        Excludes 58,000 shares which are issuable upon the exercise of options granted to Mr. Kendziera, which grant is subject to stockholder approval as part of the 1998 Stock Option
Plan.

(8) Includes 70,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Steenhuisen, all of which are immediately exercisable.

(9) Includes: (i) 2,414,063 shares of Common Stock owned by Bryanston
        Group, Inc. ("Bryanston"); (ii) 6,217,904 shares of
Common Stock
        issuable upon conversion of 777,238 shares of Series B
Preferred
        Stock owned by Bryanston; and (iii) 347,826 shares of Common
        Stock issuable upon the exercise of options granted to Bryanston. All of such options are currently exercisable for, and all of such shares of
        Preferred Stock, are convertible into, shares of Common
Stock.
        Excludes 3,243,888 shares of Common Stock, which would be
        issuable upon the conversion of 135,162 shares of Series
C Preferred
        Stock owned by Bryanston, since such shares of Series C
Preferred
        Stock are not eligible to be converted until after stockholder approval of Proposal 2 and the subsequent filing of an appropriate amendment to the Company's Certificate of Incorporation. As of January 31
        1999, the Company became obligated to issue to Bryanston
        approximately 1,900,000 and 255,000 additional shares of Common
        Stock, with respect to, and in lieu of, the cash dividend payable on

        Bryanston's shares of Series B Preferred Stock and Series
C Preferred
        Stock, respectively, for the 1998 calendar year. None of such shares of Common Stock is included in the table above as they have not yet been issued. Bryanston is an affiliate of the Company, and Beatrice
        Tollman, Stanley S. Tollman's spouse, is a 50% stockholder of
        Bryanston. Each of Bryanston and Beatrice Tollman disclaims beneficial ownership of the shares beneficially owned by the other of them.

(10) Patricia Cohen, who was a Director of the Company during the period
        February 1, 1994 to December 12, 1997, is the sole stockholder of BP.
        As of January 30, 1999, the Company became obligated to issue to BP approximately 110,000 additional shares of Common
Stock with
        respect to, and in lieu of, the cash dividend payable on BP's shares of
        Series B Preferred Stock for the 1998 calendar year.
None of such
        shares of Common Stock is included in the table above as they have not yet been issued.

(11) In connection with the retirement of $9,731,664 of debt of the
        Company held by Bryanston, the Company issued to Bryanston
        135,162 shares of Series C Preferred Stock.

               The following table sets forth, with respect to each nominee for Director and with respect to Bryanston, the number of shares of
Common Stock and Preferred Stock purchased or sold during the past two years and the dates such shares were purchased or sold.

                                       Common Stock
                       Date   Shares Purchased    Shares Sold
     Thomas W. Aro       6/18/99                   10,000
                         6/22/99                   10,000

     James A. Cutler:    2/09/99                    2,000
                         2/10/99                    8,000
                         2/11/99                   10,000
                         2/26/99                   10,000
                         5/17/99                   10,000
                         6/25/99                   10,000

     Bryanston:          5/12/98(1)    730,331
                         1/05/99(2)  1,518,232


(1) Comprised of shares of Common Stock issued to Bryanston in lieu of the cash dividend payable on and with respect to Bryanston's shares of Series
        B Preferred Stock for 1996.
(2) Comprised of shares of Common Stock issued to Bryanston in lieu of the cash dividend payable on and with respect to Bryanston's shares of Series
        B Preferred Stock for 1997.

                                 Preferred Stock
                          Date  Shares Purchased   Shares Sold
        Bryanston   9/30/97(1)   83,333 Series B          --
                    6/30/98(2)  135,162 Series C          --

___________________
(1) In September 1997, Bryanston converted $2 million of indebtedness owed to it by the Company into 83,333 shares of Series B
Preferred Stock.
(2) In June 1998, Bryanston converted $9,731,664 of indebtedness owed to it by the Company into 135,162 shares of Series C Preferred
Stock.

        No other nominee for Director has purchased or sold any shares of stock in the Company during the past two years, and except as noted in the above table, during the last two years, Bryanston has not purchased or sold any shares of
Common Stock or Preferred Stock.

                 PROPOSAL 1

            ELECTION OF DIRECTORS

        Six (6) directors are to be elected at the Meeting to serve (subject to their respective earlier removal, death or resignation) until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless such authority is withheld, proxies will be voted for the election of the six (6) persons named below, all of whom are now serving as directors and each of whom has been designated as a nominee. If, for any reason not presently known, any person is not available to serve as director, another person who may be nominated will be voted for in the discretion of the proxies.


     Name                  Age                   Position With the Company
Stanley S. Tollman . . .    68                 Chairman of the Board, Chief
                                               Executive Officer and President
Thomas W. Aro    . . . . .  57                 Vice President, Secretary, and
                                               Director
Brett G. Tollman . .        37                 Vice President and Director

James A. Cutler  . . . . .  47                 Director

Matthew B. Walker. . . . .  48                 Director

Herbert F. Kozlov. . . . .  46                 Director


        Stanley S. Tollman has served as Chairman of the Board of Directors and
Chief or Co-Chief Executive Officer of the Company since its formation. Since
March 1995, Mr. Tollman has served as President. He served as Chairman of the
Tollman-Hundley Hotel Group from 1979 to June 1996. He currently serves as
Chairman of Bryanston Group, Inc. ("Bryanston"), a hotel management company, and of Trafalgar Tours International, a tour operator. He has also served as
Chairman of the Board of Directors of Buckhead America
Corporation, which was
formerly the franchisor of Days Inn Hotels. The business addresses of Bryanston and Trafalgar Tours International are, respectively, 1886 Route
52, Hopewell
Junction, New York and 5 Reid Street, Hamilton, Bermuda.

        Thomas W. Aro has served as a Director of the Company since February 1,
1994 and as Executive Vice President of the Company since its formation. Mr. Aro also serves as President and Chief Operating Officer of the Company's subsidiaries
Alpha Gulf Coast, Inc., Alpha Monticello, Inc. and Alpha
Florida Entertainment, Inc.
He has served as Executive Vice President of Bryanston from 1989 through March 1996.

        Brett G. Tollman has served as a Vice President of the Company from its formation until October 29, 1993, and was re-elected to that position and was elected a Director of the Company on February 1, 1994. He served as Executive Vice
President of the Tollman-Hundley Hotel Group from 1984 to
June 1996.  Mr.
Tollman currently serves as President of Tollman-Hundley
Hotel Group.  He also
serves as Director and President of Bryanston. Mr. Tollman is the son of Stanley S.
Tollman, the Chairman of the Board, Chief Executive Officer and President of the Company.

        James A. Cutler is the President and CEO of Truckee
Resorts, Inc., a real
estate development company of which he is a co-founder. He previously served as
Treasurer and Chief Financial Officer of the Company since its formation until his resignation on March 6, 1998. He also served as Secretary of the Company from
October 29, 1993 to February 1, 1994. Mr. Cutler was elected a Director of the
Company on June 12, 1995.  He served as Senior Vice
President and Treasurer of
the Tollman-Hundley Hotel Group until June 1997.

        Matthew B. Walker has served as a Director of the Company since
December 1995. He is an independent businessman involved in international business ventures, including the Brazilian based Walker
Marine Oil Supply
Business, to which he has been a consultant since 1988.  Mr.
Walker co-founded the
Splash Casino in Tunica, Mississippi, in February 1993, where he remained employed until October 1995. In February 1994, he co-founded the Cotton Club


Casino in Greenville, Mississippi, where he remained employed and was a stockholder until October 1995. In addition, since 1972, Mr.
Walker has been
involved in numerous real-estate transactions as a consultant and has managed E.B.
Walker & Son Lumber Company, a family-owned lumber business in Alabama.

        Herbert F. Kozlov has served as a Director of the Company since his appointment upon the resignation of Mr. Sanford Freedman in March 1998. Mr.
Kozlov is a member of the law firm of Parker Duryee Rosoff
& Haft, P.C., where
he has been a partner since 1989. Mr. Kozlov is also a director of HMG Worldwide
Corporation and Worldwide Entertainment & Sports Corp.
Parker Duryee Rosoff
& Haft provides legal services to the Company and receives fees for such services from the Company.

        Each Director is elected for a period of one year at the Company's annual meeting of stockholders and (subject to earlier removal, death or resignation) serves until his/her successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of Directors then in office.
Officers are elected by and
serve at the pleasure of the Board.

Committees and Meetings of the Board of Directors

        The Board has four committees - the Executive
Committee, the Audit
Committee, the Compensation Committee and the Stock
Option Committee.  The
Executive Committee, which is comprised of Stanley S.
Tollman, Thomas W. Aro
and Brett G. Tollman, has the same authority to act as the Board (with certain limitations prescribed by the General Corporation Law of the State of Delaware).
The Audit Committee, which is comprised of Herbert F.
Kozlov, James A. Cutler
and Thomas W. Aro, is responsible for reviewing, with both the Company's independent certified public accountants and management, the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls and staff. The
Compensation
Committee, which is comprised of Stanley S. Tollman, Matthew B. Walker, Thomas
W. Aro and (as of 1999) Herbert F. Kozlov, is responsible for establishing and reviewing the appropriate compensation of directors and officers of the Company and for reviewing employee compensation plans. The Stock
Option Committee,
which is comprised of Stanley S. Tollman, Matthew B. Walker and James A. Cutler, is responsible for considering and making grants and awards under, and administering, the Company's 1993 Stock Option Plan and, if the 1998 Stock Option
Plan is approved by the stockholders, will also be responsible for considering and making grants and awards under, and administering, that Plan.

        During the 1997 fiscal year, there were no formal meetings of any of the
Company's committees other than the Executive Committee, and there was no unanimous written consent of any of the Company's committees. During 1997, the
Executive Committee held 3 meetings (at which all three members of such
Committee were present) and advised the other members of the Board of the matters discussed at such meetings. During the 1998 fiscal year, there was one formal meeting of each of the Company's committees. During such fiscal year, there were also five meetings of the Board, on February 28th, May 12th, June 4th, September
15th and December 10th, at which all of the Directors were present, and there were no unanimous written consents of the Board.

Certain Proceedings Involving Management

        Messrs. Stanley S. Tollman and Brett G. Tollman were limited partners of six limited partnerships, each of which was the owner of an individual hotel, that filed Chapter 11 proceedings in 1991. Mr. Stanley S. Tollman was the stockholder of the corporate general partners of the limited partnerships.
Messrs. Stanley S.
Tollman, Brett G. Tollman and James A. Cutler were directors and/or officers of such corporate general partners. Faced with the threat of foreclosure, the six limited partnerships filed for protection under the Bankruptcy Code.
With regard to five of
the bankruptcy proceedings, the Bankruptcy Court lifted the bankruptcy stay and permitted foreclosure sales of the hotels. With regard to the sixth hotel, a Plan of
Reorganization has been approved by the Bankruptcy Court, which approval was appealed by the lender to the U.S. District Court. The U.S.
District Court confirmed
the decision below, and the lender further appealed to the Court of Appeals for the
Fifth Circuit, which affirmed the decision of the U.S. District
Court.  The Plan of Reorganization has been implemented.


        Kissimmee Lodge, Ltd. ("KLL"), a Florida limited partnership, filed a
Chapter 11 proceeding in the United States Bankruptcy Court for the Middle District of Florida in June 1994. The proceeding was filed to prevent the imminent foreclosure of the Days Suites hotel owned by KLL. Messrs.
Stanley S. Tollman and
Brett G. Tollman hold limited partnership interests in KLL, and Mr. Stanley S.
Tollman is a stockholder of the corporate general partner of KLL. Messrs. Stanley
S. Tollman and James A. Cutler were directors and/or officers of such corporate general partner. A Plan of Reorganization for KLL was confirmed by the
Bankruptcy Court and has been declared effective.

        Emeryville Days Limited Partnership ("Emeryville"), a
California limited
partnership, filed a Chapter 11 proceeding in the United States
Bankruptcy Court for
the Eastern District of California in May 1996. The proceeding was filed to prevent the imminent foreclosure of the Days Inn hotel owned by Emeryville. Messrs.
Stanley S. Tollman and Brett G. Tollman hold limited partnership interests in
Emeryville, and Mr. Stanley S. Tollman is a stockholder of the corporate general partner of Emeryville. Messrs. Stanley S. Tollman and James
A. Cutler were
directors and/or officers of such corporate general partner.
Subsequent to the filing
of this proceeding, the subject hotel property was sold, and as a result, funds became available to pay all creditors, other than the holder of the second deed of trust, which holder agreed to settle its claim for a reduced amount, which has been paid. As a consequence of the foregoing, this proceeding was dismissed.

        T.H. Orlando, Ltd. ("Orlando") and T.H. Resorts
Associates, Ltd.
("Resorts"), filed a Chapter 11 proceeding in the United States
Bankruptcy Court for
the Middle District of Florida, Orlando Division in February
1997.  The proceeding
was filed to prevent the imminent foreclosure of three Days
Inn hotels owned by
Orlando and Resorts. Mr. Stanley S. Tollman holds a limited partnership interest in
Orlando and Resorts and is a stockholder of the corporate general partners of
Orlando and Resorts, and Messrs. Stanley S. Tollman, Brett G.
Tollman and James
A. Cutler were directors and/or officers of such corporate general partners. In
August 1997, Orlando and Resorts agreed to a settlement with its secured lender resulting in the sale of the hotel properties and dismissal of that proceeding.

Certain Business Relationships

        The Company recently consummated a transaction in which it contributed its dormant Jubilation Casino vessel to Casino Ventures LLC
("Ventures").  Pursuant
to such transaction, that vessel was sold to Ventures in consideration for (a)
$150,000 cash, (b) Venture's three-year promissory note in the principal amount of
$1,350,000 and (c) a 93% interest in Ventures (which interest is subject to reduction to 35% upon repayment of the aforesaid promissory note and to a further reduction to 15% upon the consummation of an infusion of at least $2 million of new equity capital into Ventures). Mr. Matthew B. Walker (a Director and candidate to be elected to the Board) is anticipated to have up to a 40% interest in Ventures upon the reduction of the Company's interest as contemplated above.

        Stockholder Vote Required. A quorum being present, the election of the
Directors will require the affirmative vote of the holders, present in person or represented by proxy at the Meeting, of shares entitled to cast a plurality of the votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION TO THE
BOARD OF DIRECTORS OF THE COMPANY OF EACH
OF THE  NOMINEES.


              PROPOSAL 2

  AMENDMENT OF THE COMPANY'S CERTIFICATE OF
              INCORPORATION TO
INCREASE THE AMOUNT OF AUTHORIZED CAPITAL
STOCK

        At the Meeting, stockholders will be asked to approve or ratify an amendment to the Company's Certificate of Incorporation (the
"Certificate")
proposed by resolution of the Board which (i) would increase the number of authorized shares of Common Stock by fifty (50) million shares and (ii) would increase the number of authorized shares of the Company's
"blank check" Preferred
Stock by four (4) million shares.

        The Company's authorized capital stock currently consists of 25,000,000 shares of Common Stock and 1,000,000 shares of "blank check" Preferred Stock, of which 821,496 shares have been designated, and issued, as Series B Preferred
Stock and 135,162 shares have been designated, and issued, as Series C Preferred
Stock. Pursuant to the Certificate, the Board is empowered to create and designate classes of Preferred Stock for issuance, without stockholder approval. As of June
30, 1998, the Company agreed to newly designate and issue the Series C Preferred
Stock to Bryanston Group, Inc. ("Bryanston") in consideration for the forgiveness by Bryanston of $9,731,664 of the Company's debt which Bryanston held. The
Certificate of Designation was filed with the Secretary of State of Delaware on July
24, 1998, establishing the Series C Preferred Stock and setting forth its rights and designations.

        As of the Record Date, there were issued and outstanding
16,788,228
shares of Common Stock; however, as noted below, the
Company does not have
sufficient shares of Common Stock reserved for issuance to
cover the conversion of
all of its outstanding Preferred Stock and the exercise of all of its outstanding options
and warrants.

        Each share of Series B Preferred Stock is convertible into 8 shares of
Common Stock, making the entire Series B Preferred Stock, as issued and outstanding as of the Record Date, convertible into 6,571,968 shares of Common
Stock.  Bryanston, as the holder of 777,238 shares of Series B
Preferred Stock, has
agreed not to convert any of those shares into Common Stock unless and until the
Company has increased its authorized shares of Common
Stock to permit such
exercise.  Each share of Series C Preferred Stock is convertible
(subject to the
condition described below) into 24 shares of Common Stock, making the entire
Series C Preferred Stock, as issued and outstanding as of the Record Date, convertible into 3,243,888 shares of Common Stock. The
Series C Preferred Stock
is so convertible, however, only after Proposal 2 as described herein is approved and an appropriate amendment of the Certificate is filed with the Secretary of State of
Delaware. Additionally, there are currently issued and outstanding options and/or warrants that, upon exercise, would call for the issuance of an additional 2,231,500 shares of Common Stock. The Common Stock has no preemptive or other subscription rights.

        In light of the foregoing, the Company does not have a sufficient remaining number of authorized but unissued shares of Common Stock to fulfill the need for shares of Common Stock that would arise should all of the Company's outstanding shares of Preferred Stock (both Series B and Series C) be converted and all of the
Company's outstanding options and warrants be exercised.
Additionally, there
remain only 43,342 shares of Preferred Stock that are authorized but unissued.

        The additional shares of Common Stock proposed to be authorized pursuant to this Proposal would be available to the Company to fulfill its obligations with respect to the conversion of shares of its Preferred Stock and the exercise of its options and warrants, as well as provide it with the flexibility to meet future business developments and capital requirements, including, without limitation, financings and acquisition opportunities and for stock dividends or splits should the Board decide that it would be desirable, in light of market conditions then prevailing and in order to take advantage of propitious market conditions, to broaden the public ownership of, and to enhance the market for, the Common Stock.
Additional shares would also
be available for other purposes, which include employee benefit programs, at the discretion of the Board, without the delays and expenses ordinarily attendant upon obtaining further stockholder approval.


        To the extent required by Delaware law, stockholder approval will be solicited in the event shares of Common Stock are to be issued in connection with a merger or acquisition. Stockholder approval will also be solicited by the Company in compliance with the Nasdaq SmallCap Market listing requirements. In general, the additional authorized shares may be issued by the Board for such purposes without stockholder approval. The issuance of such shares would dilute the voting power, and, potentially, the liquidation value, of the currently outstanding shares.

        The additional shares of Preferred Stock proposed to be authorized by the proposed amendment would also be available to provide the Board flexibility to respond to future business developments and capital requirements. The Board is authorized to designate and issue the Company's Preferred
Stock in series, and, as
with the Series B and Series C Preferred Stock previously issued and outstanding, the shares of each series will have such rights and preferences as are fixed by the
Board in the resolution or resolutions authorizing that particular series. These rights and preferences may include, without limitation, liquidation preferences, super voting rights, and preferential dividend rights and terms of redemption. The issuance of additional Preferred Stock, in addition to the shares of Preferred Stock already issued and outstanding, may therefore further dilute the voting powers of holders of Common Stock and, in many cases, the liquidation value of shares of
Common Stock.  In addition, the issuance of new Preferred
Stock may be used as an
anti-takeover device without further action on the part of the stockholders.

        The proposed amendment to the Certificate would amend
Article Fourth
thereof to read in its entirety as follows:

                 FOURTH:  The total number of shares of stock
            that the Corporation shall have the authority to issue is eighty million (80,000,000), consisting of seventy-five million (75,000,000) shares of Common Stock, each such share having a par value of $.01, and five million
            (5,000,000) shares of Preferred Stock, each such share having a par value of $.01. The Board of Directors is expressly authorized to issue Preferred Stock without stockholder approval, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the Delaware General
            Corporation Law.

        The Board has unanimously approved the foregoing proposed amendment and unanimously recommends to the stockholders that the same be approved or ratified by the them.

        Stockholder Vote Required. A quorum being present, the adoption of the foregoing proposed amendment to the Certificate will require the affirmative vote of a majority of all of the aggregate votes entitled to be exercised with respect to the outstanding shares of Common Stock and Series B and C
Preferred Stock as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSED
AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


              PROPOSAL 3

   ADOPTION OF THE 1998 STOCK OPTION PLAN

        On May 12, 1998, the Board, subject to approval or ratification by the stockholders of the Company, authorized the 1998 Stock
Option Plan (the "Option
Plan") for the directors, officers and employees of, and other advisors to, the
Company. The Option Plan contemplates the grant of options for the issuance of up to 4,000,000 shares of Common Stock.

        Exhibit B to this Proxy Statement contains a copy of the Option Plan and a sample option agreement. The following summary of the principal features of the
Option Plan is qualified in its entirety by reference to Exhibit
B.

        The Option Plan will be administered by the Board or a committee thereof
(the "Committee"). In general, the Committee will select the persons to whom options will be granted and will determine, subject to the terms of the Option Plan, the number, the exercise period and other provisions of such options. Any option granted under the Option Plan will be exercisable in such installments as may be provided for in the grant.

        Any options granted may be either an incentive stock option ("ISO") under the Internal Revenue Code of 1986, as amended (the "Code"), or an option not intended to qualify as an ISO ("Non-ISO"). The Committee may determine the exercise price, provided that, in the case of ISOs, such price may not be less than
100% (110% in the case of ISOs granted to holders of 10% or more of the voting power of the Company's stock) of the fair market value (as defined in the Option
Plan) of a share of Common Stock at the date of grant. The aggregate fair market value (determined at time of option grant) of stock with respect to which ISOs become exercisable for the first time in any year cannot exceed
$100,000.

        Options issued under the Option Plan will be non-transferrable (except by will or the laws of descent and distribution in the event of death), shall have a term of up to ten (10) years and shall vest in accordance with the terms established for such options by the Committee. Upon the termination of an optionee's service as a director, officer or employee of the Company for reasons other than retirement, death or permanent or total disability, the option and optionee's rights thereunder will terminate in accordance with the time established for such termination by the
Committee. In the event an optionee is terminated due to death or permanent or total disability, the Option Plan provides a one year period from the date of termination for such cause during which an optionee may execute the options.

        The Board adopted the Option Plan in the belief that it is in the best interests of the Company to encourage its directors (including non-employee directors), officers and key employees, and other key advisors to the Company, to have an ownership interest in the Company in order to align their interests more closely with those of the other stockholders and that the grant of options under the
Option Plan can be appropriately employed to attract and retain qualified persons as directors, officers and employees of the Company and other advisories to the
Company.

        In May 1998, the Board granted, for fiscal year 1998, to each of two of its three non-employee directors, Matthew B. Walker and Herbert
F. Kozlov, an option
to purchase up to 40,000 shares of Common Stock at a per share purchase price of
$1.06, and granted to the Company's third non-employee director, James A. Cutler, an option to purchase up to 55,000 shares of Common Stock at a per share purchase price of $1.06. The per share purchase price of these grants was equal to the market price of a share of Common Stock on the date such options were granted. In addition, in December 1998, the Board granted, for fiscal year
1999, subject to
stockholder approval, options to purchase up to 250,000 shares of Common Stock to Stanley S. Tollman at $1.17 per share and options to purchase up to 55,000 shares of Common Stock to Mr. Kozlov, up to 40,000 shares of Common Stock to Mr.
Walker and options to purchase up to 55,000 shares of Common Stock to Mr. Cutler, each at a per share price of $1.06. In December 1998, the Board also issued an option to purchase 55,000 shares of Common Stock to Thomas
W. Aro, and an
option to purchase 40,000 shares of Common Stock to Brett
Tollman.  Mr. Tollman
and Mr. Aro are employee directors of the Company.  On May
14, 1999, the Board
authorized the grant of an option to purchase up to 50,000 shares of Common Stock to Craig Kendziera, the Company's


Treasurer. In addition, on May 14, 1999 the
Board issued options to purchase up to 239,000 shares of Common Stock to 25 employees of the Company's affiliates in consideration for services rendered to, or on behalf of, the Company. On May 27, 1999, the Committee granted options to purchase up to 50,000 shares of Common Stock each to Messrs. Kozlov, Cutler and
Walker and options to purchase 75,000 shares each to Messrs.
Aro and Brett
Tollman. Each of these options is exercisable at $2.00 per share, which was the per share market price of a share of Common Stock as of the date of the grant of such options. All of the foregoing grants were made subject to stockholder approval of the Option Plan. Adoption of the 1998 Stock Option Plan shall constitute ratification of the grant of these options.

        No other options have been granted under the Option
Plan, and, provided
that the Option Plan is approved by the stockholders, the award of options thereunder will be in the discretion of the Committee, and thus it is impossible to accurately determine what, if any, issuances of options will be made under the
Option Plan in the future.

        It is currently the Committee's intention, however, that if the Option Plan is approved, to grant annually to each of the Company's directors an option to purchase up to 25,000 shares of Common Stock, plus up to an additional 15,000 shares of Common Stock for each Committee of the Board on which he or she serves for such year.

        Federal Income Tax Consequences. The following discussion of the federal income tax consequences of the Option Plan is intended to be a summary of only applicable federal income tax law. State and local tax consequences may differ.
Because the federal income tax rules governing options are complex and subject to frequent change, participants are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to an option exercise.

        Options that are granted under the Option Plan and that are intended to qualify as ISOs must comply with the requirements of Section
422 of the Code.  An
optionee is not taxed upon the grant or exercise of an ISO;
however, the difference
between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon the exercise of an ISO for at least two (2) years following the date of the grant of the option and at least one year following the exercise of the option, the optionee's gain, if any, by a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally would equal the exercise price). If the optionee disposes of shares acquired pursuant to exercise of an ISO before satisfying the one-and-two year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the shares
(usually the option
exercise price) or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option. The
Company is not
entitled to an income tax deduction on the grant or the exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to an income tax deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

        In the case of a non-qualified option, an optionee is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the optionee. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The
Company does not receive an income tax deduction for this gain.

        The Board has unanimously approved the Option Plan and unanimously recommends to the stockholders that the same be approved and ratified by them.


        Stockholder Vote Required. Adoption of the Option Plan requires the affirmative vote (a quorum being present) of a majority of all votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSAL TO
APPROVE OR RATIFY THE ADOPTION OF THE 1998
STOCK OPTION PLAN.


                 PROPOSAL 4

AMENDMENT OF THE COMPANY'S BY-LAWS TO
PERMIT THE
                 GRANTING OF
 COMPENSATION TO MEMBERS OF THE BOARD OR
ANY
              COMMITTEE THEREOF
    WITHOUT SEPARATE STOCKHOLDER APPROVAL

        At the Meeting, stockholders will be asked to approve or ratify an amendment to the Company's by-laws proposed by resolution of the Board, which would permit the Board to grant compensation to members of the Board (or any committee thereof) without separate approval by the stockholders.

        Section 2.11 of the Company's by-laws as currently in effect contemplates obtaining stockholder approval with respect to any salary payable to any member of the Board or any committee thereof. More particularly, that Section provides that
"[n]o director shall receive any stated salary for his services as a director or as a member of a committee but shall receive such sum, if any, as may from time to time be fixed by the action of holders of record of shares of the Corporation's capital stock representing a majority of the total number of votes that could be exercised with respect to the election of directors by the holders of all of the outstanding capital stock of the Corporation."

        It is neither practical nor appropriate, and would be unnecessarily costly, to require the obtaining of stockholder approval with respect to the payment of any salary or other compensation to any director. The Board firmly believes that the
Company is best served if the Company can recruit and retain highly qualified individuals to serve on the Board and its various committees.
The Board believes
that there is considerable competition for highly qualified individuals to serve as advisers on boards of directors, that such individuals provide significant value in so serving and frequently demand appropriate compensation for such services.
Consequently, the Board believes that it would be in the best interests of the
Company and its stockholders that the Company's by-laws be amended so as to permit the award or other grant of compensation to directors without the need for obtaining separate stockholder approval. Absent such amendment, each time the
Board intended to recruit any member or otherwise proposed to provide compensation for serving on the Board or any committee thereof, the Company could be compelled to incur the substantial expense of preparing and disseminating appropriate proxy material. In all likelihood, the mere expense of doing so would far exceed the amount of any compensation the Board might be proposing for stockholder approval.

        In light of the foregoing, the Board proposes that Section
2.11 of the by-laws be amended to read in its entirety as follows:

             Section 2.11.  Compensation.  Any individual who
serves as
          a director shall be entitled to receive such salary and other compensation (including stock options pursuant to a stock option or similar plan approved by the stockholders of the Corporation or otherwise) for his or her services as a director or as a member of any committee of the Board of Directors as may, from time to time, be determined by the Board of Directors (or any duly delegated committee thereof), without any separate consent or approval by the stockholders of the Corporation.

        Subject to stockholder approval of this Proposal, it is currently the intention of the Board to compensate each of its non-employee directors with an annual payment of $6,000 for providing services to the Company in such capacity, as well as provide an annual grant of stock options, as described under Proposal 3 above.

        The Board has unanimously approved the foregoing proposed amendment and unanimously recommends to the stockholders that the same be approved or ratified by them.

        Stockholder Vote Required. A quorum being present, the adoption of the foregoing proposed amendment to the Company's by-laws will require the affirmative vote of a majority of the votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSED
AMENDMENT TO THE COMPANY'S BY-LAWS.


                 PROPOSAL 5

  AMENDMENT OF THE COMPANY'S CERTIFICATE OF
           INCORPORATION TO ENABLE
AND AUTHORIZE THE BOARD TO ADOPT, AMEND
AND REPEAL BY-LAWS

        At the Meeting, stockholders will be asked to approve or ratify an amendment to the Company's Certificate of Incorporation (the
"Certificate")
proposed by resolution of the Board, which would enable and authorize the Board to adopt, amend and repeal by-laws of the Company.

        In the past it has become necessary and appropriate for the Company from time to time to adopt, amend or repeal the Company's by-laws, and it is anticipated that it will become necessary and/or appropriate for the Company to continue to do so from time to time in the future. However, pursuant to the provisions of the
Delaware General Corporation Law, it is generally required that any adoption, amendment or repeal of a corporation's by-laws be approved by such corporation's stockholders unless the right to do so is delegated to such corporation's board of directors as provided for in such corporation's certificate of incorporation. More particularly, Section 109(a) of the Delaware General
Corporation Law provides, in
pertinent part, that "[a]fter a corporation has received any payment for any of its stock, the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote ; provided, however, any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors."

        It has been impractical and expensive in the past, and it is anticipated that it will continue to be impractical and expensive in the future, for the Company to obtain the necessary approval of the Company's stockholders in order to adopt, amend or repeal any of the Company's by-laws. Consequently, the Board believes that it is in the best interests of the Company and its stockholders that the Certificate be amended to provide, and to delegate, to the Board the right, power and authority to adopt, amend or repeal any of the Company's by-laws.
More particularly, it is
proposed that the Certificate be amended by adding as a new
Article Eleventh the
following:

             ELEVENTH:  The Corporation's Board of Directors
(by a
          majority vote thereof) shall have the right, power and authority to adopt any new by-law and/or amend or repeal any then-existing by-law; provided, however, that the Corporation's
Board of Directors
          may not amend or repeal any by-law that, by its very terms, is not subject to amendment or repeal except by or upon approval of the
          Corporation's stockholders or any class, series or other group or portion thereof.

        It is to be noted that, in order to protect against even the theoretical abuse by the Board of the right proposed to be granted to it to adopt, amend or repeal the
Company's by-laws, such right would not extend to any by-law that by its express terms is not subject to amendment or repeal by the Board.
Consequently, even if the
proposed amendment to the Certificate were to be approved and become effective, the Company's stockholders could still override and supersede any action taken by the Board with respect to the adoption, amendment or repeal of any by-law of the
Company.

        The Board has unanimously approved the foregoing proposed amendment and unanimously recommends to the stockholders that the same be approved or ratified by them.

        Stockholder Vote Required. A quorum being present, the adoption of the foregoing proposed amendment to the Certificate will require the affirmative vote of a majority of all of the aggregate votes entitled to be exercised with respect to the outstanding shares of Common Stock, Series B and C
Preferred Stock as of the
Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSED
AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


                PROPOSAL 6

    PROPOSAL TO PERMIT STANLEY S. TOLLMAN
    TO CONVERT ACCRUED AND UNPAID SALARY
         INTO SHARES OF COMMON STOCK

        At the Meeting, stockholders will be asked to approve or ratify a proposal adopted by the Board to allow Stanley S. Tollman, the Company's Chief Executive
Officer, to convert, subject to certain conditions, up to an aggregate amount of
$2,000,000 of accrued but unpaid salary into shares of Common Stock at a conversion rate of $2.00 per share (which was the fair market value of a share of
Common Stock on the date the Board adopted its proposal).
Mr. Tollman's right to
convert will depend upon his remaining in the employ of the Company and his continuing to defer the payment of the salary due him through at least January 14,
2000. In the event that, if prior to such date he would otherwise be entitled to exercise the conversion right, (i) Mr. Tollman dies, becomes disabled, or is involuntarily terminated from his employment by the Company, (ii) the Company sells all or substantially all of its business and assets to an unaffiliated third party,
(iii) there is a merger of the Company with or into another entity where the Company is not the surviving entity, or (iv) there is a change in control of the Company, Mr.
Tollman shall have 20 days from the date of such occurrence to exercise the conversion right. Notwithstanding the foregoing, the Board in its discretion and without the consent of Mr. Tollman, may, by subsequent resolution, extend the date through which Mr. Tollman must continue to defer his salary in order to be entitled to the proposed conversion right. Upon Mr. Tollman's exercise of such right, the
Company shall endeavor to file a registration statement by which to register the shares Mr. Tollman receives as a result of the conversion.

        At its meeting in May 27, 1999, the Board of Directors unanimously adopted the following resolutions:

             RESOLVED, that, if Mr. Stanley Tollman shall continue, until at least the Exercise Date (as defined below), to
        remain an employee of the Corporation and to defer payment of the salary payable (whether with respect to the period prior to this date or any period after this date through the Exercise
Date) to
        him under his employment agreement with the Corporation, then he shall have the right to convert up to an aggregate amount of
        $2,000,000 of such deferred salary into shares of the Corporation's common stock at $2.00 per share, which right shall
        be exercisable by written notice delivered to the Corporation at any time or from time to time from the day following the Exercise
        Date until (a) the first year anniversary of the Exercise
Date or (b)
        if the Exercise Date has occurred on account of any Triggering
        Event (as defined below), the twentieth (20th) day following the
        Exercise Date, where "Exercise Date" means (subject to the next following resolution) January 14, 2000 or, if earlier, the date of the occurrence of any Triggering Event, and "Triggering
Event"
        means any of (i) Mr. Tollman's death or disability, (ii) the involuntary termination of his employment by the
Corporation,
        (iii) the sale by the Corporation of all or substantially all of its business and assets, (iv) the merger of the Corporation with or into another entity where the Corporation is not the surviving entity or (v) any change in control of the Corporation; and it is further

             RESOLVED, that the Board, in its discretion, and without the consent or approval of Mr. Tollman, may, by any
        subsequent resolution adopted by the Board, extend the date of the Exercise Date; and it is further

             RESOLVED, that, the grant of the foregoing right to convert shall be subject to ratification or approval by the stockholders of the Corporation; and it is further


             RESOLVED, that, if Mr. Tollman shall exercise the foregoing right and thereby acquire shares of the
Corporation's
        common stock, then the Corporation shall take such actions as may be necessary to register such shares.


        Such resolutions were adopted by the Board in recognition of the considerable sacrifices Mr. Tollman had made for the past five years in continuing to serve as Chief Executive Officer of the Company while continuing to defer payment of the salary the Company was obligated to pay him and as an incentive for
Mr. Tollman to continue to defer payment of such salary, as well as future accruing salary.

        Mr. Tollman entered into his Employment Agreement with the Company on June 1, 1993. The original term of such Agreement was for three years with provision for automatic 12-month renewals thereof unless either party advised the other on 90 days' written notice of his or its intention not to extend the term of employment. The Agreement has been renewed through May
31, 2000.  Mr.
Tollman has forgone payment of his $250,000 annual salary under the agreement since November 1993, without interest, and an aggregate of approximately
$1,400,000 of deferred salary has accrued thereunder.

        The Board believes that it is in the best interests of the Company and its stockholders that Mr. Tollman continue to defer payment of the salary to which he is entitled under the terms of his Employment Agreement with the Company. If the
Company were to be required to make full payment of all of Mr. Tollman's accrued but unpaid salary, the same would have a material and adverse effect upon the
Company and its financial condition.

        The Board has unanimously approved the foregoing proposal and unanimously recommends to the stockholders that the same be approved or ratified by them.

        Stockholder Vote Required. A quorum being present, the adoption of the foregoing proposal will require the affirmative vote of a majority of the votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE PROPOSAL
ALLOWING STANLEY S. TOLLMAN TO CONVERT UP
TO $2,000,000 OF ACCRUED BUT
UNPAID SALARY INTO SHARES OF COMMON STOCK
AT $2.00 PER SHARE.


             PROPOSAL 7

RATIFICATION OF ROTHSTEIN KASS & COMPANY,
P.C.
AS THE COMPANY'S INDEPENDENT CERTIFIED
PUBLIC
                 ACCOUNTANTS

        The Board has unanimously approved and unanimously recommends that the stockholders approve the appointment of Rothstein, Kass &
Company, P.C. as
the Company's independent certified public accountants for the ensuing year. A member of Rothstein, Kass & Company, P.C. will be available to answer questions and will have the opportunity to make a statement if he or she so desires at the
Meeting.

        Stockholder Vote Required. Ratification of the appointment of Rothstein,
Kass & Company, P.C. as the Company's independent certified public accountants requires the affirmative vote of the holders (present in person or represented by proxy at the Meeting) of shares entitled to cast a majority of votes cast at the Meeting
(a quorum being present).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR RATIFICATION
OF THE APPOINTMENT OF ROTHSTEIN, KASS &
COMPANY, P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS.


            EXECUTIVE COMPENSATION

Executive Officers

        The Executive officers of the Company are:

  Stanley S. Tollman  -    Chairman of the Board,
                           Chief Executive Officer and President
  Thomas W. Aro       -    Vice President and Secretary
  Brett G. Tollman    -    Vice President
  Robert Steenhuisen  -    Chief Accounting Officer
  Craig Kendziera     -    Treasurer

        Information regarding the responsibilities, and the terms of the positions held by Stanley Tollman, Thomas Aro and Brett Tollman are set forth on pages 10-11 of this proxy statement in the text of Proposal 1. Such information for Messrs.
Steenhuisen and Kendziera is as follows:

        Robert Steenhuisen has served as Chief Accountant of the Company since his appointment on May 12, 1998. He also serves as the Chief
Accountant of the
Tollman-Hundley Hotel Group and a Director, Vice President,
Treasurer and Chief
Accountant of Bryanston.

        Craig Kendziera has served as Treasurer of the Company since his appointment on May 12, 1998. He also serves as Corporate
Controller of the
Tollman-Hundley Hotel Group and a Director, Vice President,
Secretary and
Corporate Controller of Bryanston.


Summary Compensation Table

        The following table sets forth all cash compensation for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended
December 31, 1998, December 31, 1997 and December 31,
1996 paid to the
Company's Chief Executive Officer, the four other most highly compensated executive officers (the "Named Executive Officers") at the end of the above fiscal years whose total compensation exceeded $100,000 per annum, and up to two persons whose compensation exceeded $100,000 during the above fiscal years, although they were not executive officers at the end of such years.



Name and Principal Position Year Salary (1)  Bonus  Restricted Stock Awards   Option/SARS    All other Compensation
Stanley S. Tollman          1998 $250,000     ---          ---                250,000          ---
   Chairman of the Board    1997 $250,000     ---          ---                ---              ---
   of Directors, Chief      1996 $250,000     ---          ---                ---              ---
   Executive Officer and
   President
Thomas W. Aro               1998 $130,000     ---          ---                155,000          ---
   Vice President           1997    ---       ---          ---                ---              ---
   and Secretary            1996    ---       ---          ---                ---              ---

(1)     No portions of the cash salaries to which Stanley S.
Tollman was entitled
        during the periods indicated have been paid; the expense and liability have been accrued without interest.

        Option/SAR Grants in Last Fiscal Year. During the last completed fiscal year, the Company granted options to its executive officers to purchase 565,000 shares of the Company's Common Stock, including 250,000 shares to Stanley S.
Tollman subject to stockholder approval as part of the 1998
Stock Option Plan,
155,000 to Thomas W. Aro, 55,000 of which are subject to stockholder approval as part of the 1998 Stock Option Plan, 140,000 shares to Brett G. Tollman, 44,000 of which are subject to stockholder approval as part of the 1998 Stock Option Plan,
12,000 shares issued to Robert Steenhuisen, all of which are immediately exercisable, and 8,000 to Craig Kendziera subject to stockholder approval as part of the 1998 Stock Option Plan.

        Compensation of Directors. Subject to the adoption of Proposal 3, which would provide for the adoption of the 1998 Stock Option Plan, the Board intends annually to grant to the Company's directors, for their services to the Company, stock options under the Option Plan to purchase up to 25,000 shares of Common
Stock and an additional 15,000 shares for each committee on which such director serves, each such option to have an exercise price equal to the then current market price. Adoption of the 1998 Stock Option Plan shall also be deemed to ratify the grant to the directors of the Company options to purchase an aggregate of up to
680,000 shares of its Common Stock at an exercise price of $1.063, and an option to purchase up to 250,000 shares of Common Stock at a price of $1.17 per share granted to Stanley S. Tollman, all of which can be exercised any time up to 2008.
The amount granted represents options to purchase an aggregate amount of 135,000, and 795,000 shares per year, respectively, for the 1998 and 1999 years of service.
Additionally, subject to the adoption of Proposal 4 above, which would result in the amendment of the Company's by-laws to permit the Board to grant compensation to directors without separate stockholder approval, the Board intends to compensate its non-employee directors with an annual payment of $6,000 and may grant other compensation to the Company's directors in the future.

        Employment Agreements.  The Company and Mr.
Stanley S. Tollman
entered into an Employment Agreement dated June 1, 1993, whereby Mr. Tollman agreed to serve as Chairman of the Board and Co-Chief
Executive Officer of the
Company for a term of three (3) years from the date of that Agreement. Thereafter, such Agreement is automatically renewable for successive twelve (12) month periods, unless either party shall advise the other on ninety (90) days' written notice of his or its intention not to extend the term of the employment. In the event of a termination of his employment, under the terms of such Agreement Mr. Tollman is to be retained for two years to provide consulting services for $175,000 per year.
Such Agreement has been renewed until May 31, 2000.  Mr.
Tollman's Employment
Agreement provides for a salary in the amount of $250,000 per year, none of which has been paid under such Agreement since the date thereof.
The unpaid salary
accumulates, and the Company does not pay any interest or other penalty thereon.
Such Agreement provides for Mr. Tollman to devote no less than 20% of his business time to the affairs of the Company and its subsidiaries. Such Agreement contains a non-disclosure provision pursuant to which Mr.
Tollman agrees not to use
or disclose any information, knowledge or data relating to or concerning the
Company's operations, sales, business or affairs to any individual or entity, other than the Company or its designees, except as required in connection with the business and affairs of the Company.


          BOARD COMPENSATION REPORT

Executive Compensation Policy

        Cash Compensation. The Company's executive officers, other than Stanley
S. Tollman and Thomas W. Aro, are not directly compensated by the Company based upon the Compensation Committee's determination that compensation is not prudent at this time given the Company's financial position. When, and if, the
Company's financial position improves, the Compensation Committee would establish and review the compensation of executive officers and employee compensation plans. However, all of the Company's executive officers previously provided management, financial and administrative services, through the Company's subsidiary Alpha Hotel, on behalf of Bryanston. Bryanston directly compensated the Company's executive officers for such services, and pursuant to the terms of an expense reimbursement agreement between the Company and Bryanston (the
"Expense Reimbursement Agreement"), the Company reimbursed Bryanston on a monthly basis for direct payroll. The Compensation
Committee did not determine
the compensation paid by Bryanston to the Company's executive officers for providing these services on behalf of Bryanston, as such compensation was solely determined by Bryanston. Subsequent to the sale of Alpha Hotel to Bryanston in
December 1996, Bryanston has continued directly to provide salaries and benefits to the Company's executive officers without seeking reimbursement therefor from the Company.

        Equity Compensation. The grant of stock options to executive officers constitutes an important element of long-term compensation for the executive officers. The grant of stock options increases management's equity ownership in the
Company with the goal of ensuring that the interests of management remain closely aligned with those of the Company's stockholders. The Board believes that stock options in the Company provide a direct link between executive compensation and stockholders' value. By attaching vesting requirements, stock options also create an incentive for an executive officer to remain with the Company for the long term.

        Chief Executive Officer Compensation. The compensation of Stanley S.
Tollman, the Chief Executive Officer, is set forth in an Employment Agreement between the Company and Mr. Tollman, which provides for a salary in the amount of $250,000 per year, none of which has been paid under such Agreement. The unpaid salary accumulates, and the Company does not pay any interest or other penalty thereon. The terms of the Employment Agreement were determined based upon Mr. Tollman's ability to establish and retain a strong management team and to develop and implement the Company's business plans. The Company also appraised its financial position and reviewed compensation levels of Chief Executive
Officers at comparable companies within the Company's industry. In December
1998, the Company granted to Mr. Tollman an option to purchase up to 250,000 shares of Common Stock, subject to stockholder approval or ratification.

        In June 1999, the Board approved, subject to stockholder approval or ratification, the grant of a conditional right to Stanley S. Tollman to convert up to
$2,000,000 of accrued but unpaid salary into up to 1,000,000 shares of the Common
Stock, par value $ .01. This proposed transaction is the subject of Proposal 6 at the
Meeting and is more fully described in the text on pages 20-21 of this Proxy Statement.

         MARKET PRICES AND DIVIDENDS

Market Prices

        The Company's Common Stock is traded on both the Automated Quotation
System of the National Association of Securities Dealers, Inc.
("NASDAQ") and on the Boston Stock Exchange under the symbols "ALHY" and "ALH," respectively.
The Company's Redeemable Common Stock Purchase Warrants (the "Warrants") are traded on the Boston Stock Exchange under the symbol
"ALHW."  The Warrants were delisted from NASDAQ in December 1998.

        The following table sets forth the high and low sale prices for Common Stock and Warrants as reported by NASDAQ except with regard to the 1999 Quarters prices for the Warrants which reflect such prices as reported by the Boston Stock Exchange.

                                      Common Stock           Warrants
                                  High        Low        High         Low
    1999 Quarters:
    Third (through July 23)      $ 4.50      3.19       $1.5625        .8750
    Second                         5.00      1.75        2.0000 1      .0150 1
    First                          2.75      1.19          ---  2       ---  2

    1998 Quarters:
    Fourth                       $ 1.56       .50          ---  2       ---  2
    Third                          2.06       .50         .1250         .0625
    Second                         2.50      1.50         .1875         .0625
    First                          2.00      1.63         .3750         .0625

    1997 Quarters:
    Fourth                       $ 4.25      2.00         .5990         .5470
    Third                          4.00      2.94         .6910         .5990
    Second                         4.81      2.37         .6920         .6160
    First                          3.30      1.69         .5630         .4740


1 As reported by the Boston Stock Exchange
2 Not traded

        As of August 11, 1999, 16,788,228 shares of Common
Stock, 821,496
shares of Series B Preferred Stock and 135,162 shares of Series C Preferred Stock were issued and outstanding. The outstanding shares of Common Stock were held of record by approximately 800 persons, including ownership by nominees who may hold for multiple beneficial owners. On August 11, 1999, the high and low sale prices for a share of Common Stock were $3.75 and $3.25, respectively.

Dividends

        The Company has not, since its inception, declared or paid any dividends on its shares of Common Stock. Under Section 170(a) of the General Corporation
Law of Delaware (the "GCL"), the Company is, and has been, proscribed from declaring or paying any dividends upon any shares of its capital stock except to the extent of (1) its surplus (as defined under the GCL) or (2) in the case of no such surplus, its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. As the Company has no surplus (as defined under the

GCL) or net profits, the Company is foreclosed from declaring or paying any dividends even if it had otherwise been inclined to do so.

        The shares of Series B Preferred Stock (which were first issued in June
1996) and the shares of Series C Preferred Stock (which were first issued in June
1998) accrue cash dividends at ten (10%) percent per annum, payable quarterly;
provided that if the cash dividend for a fiscal quarter is not paid within 30 days of the end of such quarter, the amount of the dividend shall increase to thirteen (13%) percent. In the event the dividend is not paid at the end of the Company's fiscal year
(December 31), the dividend shall be payable in shares of Common Stock valued at the market price. Since shares of Preferred Stock were first issued by the Company, the Company (for reasons set forth above) has been precluded from paying any cash dividends on the shares of Preferred Stock. Consequently, the Company issued to holders of shares of Series B Preferred Stock an aggregate of approximately
1,600,000 shares of Common Stock as the dividend due thereon with respect to
1997. It is anticipated that the Company will likewise issue an additional approximately 2,000,000 shares of Common Stock with respect to the dividend accrued on the outstanding shares of Series B Preferred Stock and 254,555 shares of Common Stock with respect to the dividend accrued on the outstanding shares of
Series C Preferred Stock in 1998.

        Corporate Performance Graph. The following graph shows a comparison of cumulative total stockholders' returns from December 31, 1994 through
December 31, 1998 for the Company, the Russell 2000 Index
("Russell") and the
Dow Jones Entertainment and Leisure -- Casino Index ("DJ
Casino").


[GRAPH]


        The graph assumes the investment of $100 in shares of Common Stock on
December 31, 1994 and the investment of $100 in Russell and DJ Casinos on
December 31, 1994, and that all dividends were reinvested.
No dividends have been
declared or paid on the Common Stock.

        Section 16(a) Reporting. Under the securities laws of the United States, the
Company's directors, its executive (and certain other) officers, and any persons holding ten percent (10%) or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers,
Inc. Automated Quotation System. Specific due dates for these reports have been established. The Company is not aware of any delinquencies by any of the foregoing persons with regard to the timely filing of such reports for the year ended December 31, 1998.

             AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Proxy statements, reports and other information can be inspected and copied at the public reference facilities of the SEC at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024,
Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center,
500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade
Center, 13th Floor, New York, New York 10048. Any interested party may obtain copies of such material at prescribed rates from the Public Reference Section of the
SEC at its principal office at Judiciary Plaza, 450 Fifth Street,
N.W., Room 1024,
Washington, D.C. 20549. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

        All documents filed by the Company pursuant to Section
13(a), 13(c), 14
or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy
Statement and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

        The Company will provide, without charge, to each stockholder to whom this Proxy Statement is delivered and who so requests, a copy of any or all of the information that has been incorporated by reference in this Proxy Statement
(exclusive of exhibits to such information unless such exhibits are specifically incorporated by reference into such information). Any such request should be made orally or in writing to Alpha Hospitality Corporation, Secretary, 12 East 49th Street,
24th floor, New York, New York 10017, telephone (212)
750-3500.  Within one
business day of receipt of such a request, the Company will provide, by first class mail or other equally prompt means, a copy of the information as requested.


             STOCKHOLDER PROPOSALS

        Stockholders' proposals intended to be presented at the Company's 2000
Annual Meeting of Stockholders, pursuant to the provision of Rule 14a-8 promulgated under the Exchange Act, must be received at the Company's offices not later than February 14, 2000 for inclusion in the Company's Proxy Statement and form of proxy relating to that Meeting.

                   Exhibit A


         ALPHA HOSPITALITY CORPORATION

        WRITTEN CONSENT OF STOCKHOLDERS

   The undersigned, being the record and beneficial holders of the number of shares of capital stock of ALPHA HOSPITALITY CORPORATION
(the "Corporation"),
a Delaware corporation, immediately set forth after his, her or its signature below, acting pursuant to and as contemplated by Section 228(a) of the Delaware General
Corporation Law and Section 1.8 of the Corporation's
By-Laws, hereby consent to
and adopt the following preambles and resolutions and approve the matters set forth therein:

   WHEREAS, as originally drafted, the By-Laws of the Corporation contemplated a vote by stockholders holding only common stock or other capital stock entitled to only one vote per share and, accordingly, was written, with respect to determining the existence of a quorum and, in some instances regarding the vote of stockholders, in terms of shares held by stockholders (rather than in terms of the votes entitled to be cast by stockholders);

   WHEREAS, the Corporation has issued, in the form of shares of its Series B
Preferred Stock and Series C Preferred Stock, capital stock that is entitled to multiple votes per share;

   WHEREAS, as a consequence of the foregoing, the By-Laws of the Corporation, as currently drafted, do not provide for an appropriate means of determining the presence of a quorum or, in some instances, for determining whether a matter subject to stockholder vote or other approval has received an appropriate vote; and

   WHEREAS, it is therefore necessary and appropriate to amend the Corporation's
By-Laws to provide for an appropriate means of determining the presence of a quorum or for determining whether a matter subject to stockholder vote or other approval has received an appropriate vote;

   NOW THEREFORE, BE, AND IT HEREBY IS,

   RESOLVED, that Section 1.2 of the By-Laws be, and it hereby is, amended to read in its entirety as follows:

        SECTION 1.2.  Special Meetings.  A special meeting of
stockholders may be
   called at any time by the Board of Directors or the Chairman and shall be called by any of them or by the Secretary upon the receipt of a written request to do so that specifies the matter or matters, appropriate for action at such meeting, proposed to be presented and voted on at such meeting and that is signed by the holders of record (determined as of the close of business on the business day next preceding the date such request is received) of shares of the Corporation's capital stock representing a majority of the total number of votes that (as of the date such request is received) could be exercised with respect to the election of directors by the holders of all of the issued and outstanding capital stock of the Corporation.
   Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting.

; and it is further

   RESOLVED, that Section 1.4 of the By-Laws be, and it hereby is, amended to read in its entirety as follows:

        Section 1.4. Quorum. Except as otherwise required by Delaware law or the
   Certificate of Incorporation, the holders of record (present in person or represented by proxy at a meeting) of shares entitled to exercise a majority of all votes entitled to be cast by the holders of all of the Corporation's issued and outstanding capital stock with respect to any matter to be acted on at the meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, but in the absence of a quorum the holders of record (present in person or represented by proxy at the meeting) may vote to adjourn the meeting from time to time until a quorum is obtained. At any such adjourned meeting at which there is a quorum present or represented by proxy any business may be transacted that might have been transacted at the meeting as originally called.

; and it is further

   RESOLVED, that Section 2.3 of the By-Laws be, and it hereby is, amended to read in its entirety as follows:

        SECTION 2.3.   Removal.  Any one or more directors
may be removed with
   or without cause by the affirmative vote or written consent of the holders of record of shares of the Corporation's capital stock representing a majority of the total number of votes that could be exercised with respect to the election of directors by the holders of all of the issued and outstanding capital stock of the Corporation.

; and it is further

   RESOLVED, that subsection (d) of Section 5.1 of the By-Laws be, and it hereby is, amended to read in its entirety as follows:

             (d) Any indemnification under subsection (a) and (b) of this Section
   (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a) and/or (b), as applicable, of this Section. Such determination shall be made (1) by the Board of
   Directors by a majority vote of a quorum consisting of directors who were not parties to the relevant action, suit or proceeding and were otherwise disinterested directors, (2) if no such quorum is obtainable, by majority vote of all disinterested directors, (3) by independent counsel in a written opinion or
(4) by the
   stockholders.

; and it is further

   RESOLVED, this Written Consent may be signed in two or more counterparts.

Dated:  As of July 21, 1999

July 21, 1999                         /s/ Beatrice Tollman

                                 BEATRICE TOLLMAN
                                 1,815,890 shares of Common Stock


July 21, 1999                         /s/ Brett G.  Tollman

                                 BRETT G. TOLLMAN
                                 559,875 shares of Common Stock


July 21, 1999                         /s/ Thomas W.  Aro

                                 THOMAS W. ARO
                                 22,000 shares of Common Stock


July 21, 1999                         /s/ James A.  Cutler

                                 JAMES A. CUTLER
                                 16,320 shares of Common Stock


July 21, 1999                         /s/ Matthew B.  Walker
                                 MATTHEW B. WALKER
                                 404,237 shares of Common Stock

July 21, 1999                         TOLLMAN FAMILY TRUST

                                 By:/s/ Brett G.  Tollman
                                 Name:  Brett G. Tollman
                                 Title:  Trustee
                                 1,000,000 shares of Common Stock


July 21, 1999                         BRYANSTON GROUP, INC.

                                 By: /s/ Brett G.  Tollman
                                 Name: Brett G.  Tollman
                                 Title: President
                                 2,414,063 shares of Common Stock
                                 777,238 shares of Series B Preferred
Stock
                                 135,162 shares of Series C Preferred
Stock

July 21, 1999                         BP GROUP,  LTD.

                                 By:/s/ Patricia Cohen
                                 Name:  Patricia Cohen
                                 Title: Secretary
                                 99,952 shares of Common Stock
                                 44,258 shares of Series B Preferred Stock

                   Exhibit B



            1998 STOCK OPTION PLAN

                      OF

         ALPHA HOSPITALITY CORPORATION



   Alpha Hospitality Corporation, a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 Stock Option Plan. The purpose of this Plan is to further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees by assisting them to become owners of the Company's common stock ("Common
Stock"), par value
$.01 per share, and thus to benefit directly from its growth, development and financial success.

                   ARTICLE I

                  DEFINITIONS

   Whenever the following terms are used in this Plan, they shall have the respective meanings specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

   "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

   "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

   "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1 hereof.

Section 1.4 - Company

   "Company" shall mean Alpha Hospitality Corporation, a
Delaware corporation.  In
addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under this Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.5 - Director

   "Director" shall mean a member of the Board.

Section 1.6 - Employee

   "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a
Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. To the extent not included in the foregoing, "Employee" shall also mean any officer, director, employee or consultant of, or other advisor to, the Company or any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, as the Committee shall from time to time select in its sole and absolute discretion.

Section 1.7 - Exchange Act

   "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended.

Section 1.8 - Incentive Stock Option

   "Incentive Stock Option" shall mean an Option that qualifies under Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee.

Section 1.9 - Non-Qualified Option

   "Non-Qualified Option" shall mean any Option that is not an Incentive Stock
Option and that is designated as a Non-Qualified Option by the Committee.

Section 1.10 - Officer

   "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.11 - Option

   "Option" shall mean an option to purchase shares of Common Stock, granted under this Plan. "Options" includes both Incentive Stock Options and
Non-Qualified
Options.

Section 1.12 - Optionee

   "Optionee" shall mean an Employee to whom an Option is granted under this Plan.

Section 1.13 - Parent Corporation

   "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the
Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

   "Plan" shall mean this 1998 Stock Option Plan of Alpha
Hospitality Corporation.

Section 1.15 - Rule 16b-3

   "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such
Rule may be amended in the future.

Section 1.16 - Secretary

   "Secretary" shall mean the Secretary of the Company.

Section 1.17 - Securities Act

   "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.18 - Subsidiary

   "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - Termination of Employment

   "Termination of Employment" shall mean the time when an Optionee ceases to be an Employee for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent
Corporation, a Subsidiary or any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the
Company. The Committee, in its sole and absolute discretion, and with respect to all Options hereunder, shall determine all matters and questions relating to
Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment is for "cause" and what actions constitute
"cause," and all questions of whether any particular leave of absence constitutes a
Termination of Employment; provided, however, that, with respect to Incentive
Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


                  ARTICLE II

            SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

   The shares of stock subject to Options shall be shares of Common Stock. The aggregate number of such shares that may be issued upon exercise of Options shall be 4,000,000 shares. The shares to be issued upon exercise of Options may be newly-issued shares or treasury shares.

Section 2.2 - Unexercised Options

   If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder.

Section 2.3 - Changes in Company's Shares

   In the event the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the
Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 hereof on the maximum number and kind of shares that may be issued on exercise of Options.

                  ARTICLE III

              GRANTING OF OPTIONS

Section 3.1 - Eligibility

   Any key Employee shall be eligible to be granted Options, subject to such rules and conditions as the Committee may establish from time to time in its sole and absolute discretion.

Section 3.2 - Qualification of Incentive Stock Options

   Subject to the provisions of Section 7.7 hereof, no Incentive
Stock Option shall be
granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

   (a) Subject to the provisions hereof, the Committee shall from time to time, in its sole and absolute discretion:

        (i) determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under this Plan or any other plan of the Company) such of them as in its opinion should be granted Options; and

        (ii) determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be
Incentive Stock Options or Non-Qualified Options; and

        (iii) determine the terms and conditions of such Options, consistent with this
Plan.

   (b) In selecting the key Employees to whom Options shall be granted hereunder, the number of shares to be subject to such Options and the terms and conditions of such Options, the Committee shall have sole and absolute discretion and shall be free to make non-uniform and selective determinations based upon such factors as it deems relevant.

   (c) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its sole and absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an
Option to an Employee that such Employee surrender for cancellation some or all of the unexercised Options that have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower
(or higher) than the option price of the surrendered Option, may cover the same (or a lessor or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                  ARTICLE IV

               TERMS OF OPTIONS

Section 4.1 - Option Agreement

   Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as
"incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

   (a) The price of the shares subject to each Option shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, however, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted if such Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

   (b) For purposes of this Plan, the fair market value of a share of the Company's
Common Stock as of a given date shall be: (i) the closing price of a share of
Common Stock on the principal exchange, if any, on which shares of Common
Stock are then trading on the day previous to such date or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price
(if the Common Stock is then listed as a National Market Issue under the NASD
National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock, in each case, as of the day previous to such date as reported by NASDAQ or such successor quotation system;
or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

   (a) No Option may be exercised in whole or in part during the six months after such Option is granted, except as otherwise set forth herein.

   (b) Each Option granted hereunder shall be subject to such vesting schedule
(which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion.

   (c)  Subject to the provisions hereof governing Incentive
Stock Options, the
Committee shall have the right to accelerate the vesting of any outstanding Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions as it shall determine in its sole and absolute discretion.

   (d) Notwithstanding any other provision of this Plan, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable by any
Optionee for the first time by such Optionee during any calendar year (under this
Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such Options shall be treated as
Non-Qualified Options. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

   (e) Notwithstanding the provisions of paragraph (a) above, the Committee shall have the right to issue Options hereunder that are immediately exercisable on the date of grant; provided, however, that in such event, the shares of Common Stock to be issued thereunder shall be subject to such restrictions on transfer and forfeiture as the Committee shall, in its sole and absolute discretion, deem appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems appropriate in its sole and absolute discretion.

Section 4.4 - Expiration of Options

   No Option may be exercised to any extent by anyone after the first to occur of the following events:

   (a) the expiration of ten years from the date such Option was granted;

   (b) with respect to an Incentive Stock Option, in the case of an Optionee owning
(within the meaning of Section 424(d) of the Code), at the time such Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date such Option was granted;

   (c) the date of the Optionee's Termination of Employment for any reason, other than such Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), unless the Committee otherwise elects to permit the exercise of such
Option for a period of time thereafter; provided, however, that
(a) such period of
time shall end no later than ten years from the date such Option was granted, (b) with respect to any Incentive Stock Option, such period of time shall not exceed three months from such Termination of Employment and (c) the Committee may make such elections in such manner as it deems appropriate, which may be non-uniform and selective, and based upon such factors as it, in its sole and absolute discretion, deems relevant; provided, however, that the foregoing restrictions with respect to an
Optionee's Termination of Employment (as well as the restrictions set forth in clauses (iv) and (vi) below with respect to an Optionee's Termination of
Employment) shall not apply to any Optionee who is merely a consultant or other advisor to the Company or any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the
Company, as the Committee shall from time to time select in its sole and absolute discretion, rather than a director, officer or other employee of the Company or any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, as the Committee shall from time to time select in its sole and absolute discretion;

   (d) with respect to an Option held by an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of such Optionee's Termination of Employment for any reason other than such
Optionee's death unless the Optionee dies within said one-year period;

   (e) the expiration of one year from the date of the Optionee's death with respect to all Options held by such Optionee; and

   (f) with respect to all Options, and notwithstanding any other provision contained herein, the date of the Optionee's Termination of Employment in the event such Termination is for "cause" (as contemplated by Section
1.19 above).

Section 4.5 - Consideration

   In consideration of the granting of an Option, the Committee may require that the
Optionee agree to remain in the employ of the Company, a Parent Corporation or a
Subsidiary for a period of one or more years after such Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any
Optionee any right to continue in the employ of the Company, any Parent
Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation or any Subsidiary, all of which rights are hereby expressly reserved, to discharged any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

   In the event the outstanding shares of the stock subject to Options are changed into or exchanged for a different number and/or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the
Committee shall make an appropriate and equitable adjustment in the number and/or kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionees' proportionate interests shall be maintained as before the occurrence of such event.
Such adjustment in an outstanding Option shall be made without change in the total price applicable to such Option or the unexercised portion of such Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the
Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

   By its acceptance of each Option, each Optionee agrees that the Board shall have the power and right to declare and determine, by a duly adopted resolution of the
Board, that each Option may not be exercised after (i) the merger or consolidation of the Company with or into another corporation (if the Company is not the surviving corporation of such merger or consolidation), (ii) the acquisition by another corporation or person of all or substantially all of the Company's assets or
80% or more of the Company's then outstanding voting stock or (iii) the liquidation or dissolution of the Company; provided, that such resolution shall be adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution.


                   ARTICLE V

              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

   During the lifetime of the Optionee, only he may exercise any Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of any Option granted to such Optionee may, prior to the time when such portion becomes unexercisable under this Plan or the applicable Stock Option
Agreement, be exercised by his personal representative or by any person empowered to do so under such Optionee's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, permit the transfer of any Non-Qualified Option, in whole or in part, and the exercise thereof by any transferee thereof.

Section 5.2 - Partial Exercise

   At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under this Plan or the applicable
Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

   An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under this Plan or the applicable Stock Option Agreement:

   (a) notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee and/or contained in the applicable Stock Option Agreement; and

   (b) (i) full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

        (ii) with the consent of the Committee, (A) shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company or
(B) subject to the
requirements of Section 5.4 hereof, shares of Common Stock issuable to the
Optionee upon exercise of the Option, in each case, with a fair market value (as determined under Section 4.2(b) hereof) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

        (iii) with the consent of the Committee, a promissory note duly executed and delivered by the Optionee in the principal amount of the exercise price thereof, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

        (iv) with the consent of the Committee, any combination of the consideration provided in the foregoing clauses (i), (ii) and (iii);

   (c) payment to the Company (or other employer corporation) of all amounts that it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the consideration provided in the foregoing clauses (i), (ii) and (iii) of the preceding paragraph (b) may be used to make all or part of such payment;

   (d) such representations and documents as the Committee, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

   (e) in the event that any Option or portion thereof shall be exercised pursuant to
Section 5.1 hereof by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise such Option or portion thereof.

Section 5.4 - Certain Requirements

   The Committee may, in its sole and absolute discretion, limit or restrict the use of shares of Common Stock issuable to the Optionee upon exercise of his Option to satisfy the Option price or the tax withholding consequences of such exercise (i) to such periods following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and/or to such other periods as the
Committee shall, in its sole and absolute discretion, deem appropriate, (ii) to its receipt of an irrevocable written election by the Optionee to use shares of Common
Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months (or such other period as the Committee, in its sole and absolute discretion, may determine) prior to the payment of such Option price or withholding taxes or (iii) in accordance with such other rules and regulations as the
Committee may, in its sole and absolute discretion, determine to be necessary or appropriate from time to time.

Section 5.5 - Conditions to Issuance of Stock Certificates

   The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions:

   (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

   (b) the completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and
Exchange Commission or any other governmental regulatory body, that the
Committee shall, in its sole and absolute discretion, deem necessary or advisable;
and

   (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable; and

   (d) the payment to the Company (or other employer corporation) of all amounts that it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

   (e) the lapse of such reasonable period of time following the exercise of the
Option as the Committee, in its sole and absolute discretion, may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Shareholders

   The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions

   If required at any time by the Committee, no shares acquired upon exercise of any
Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its sole and absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificate or certificates evidencing such shares. The Committee may require the
Employee to give the Company prompt notice of any disposition of shares of stock that are or have been acquired by exercise of an Incentive Stock Option within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.


                  ARTICLE VI

                ADMINISTRATION

Section 6.1 - Stock Option Committee

   The Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. The Board may limit the members of the
Committee to directors who are both "non-employee directors," as defined in Rule
16b-3, and "outside directors," as defined in Section 162(m) of the Code. Subject to the limitations set forth in the preceding sentence, the powers of the Committee may, if so determined by resolution of the Board, be exercised by the Compensation
Committee of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may be removed by the
Board at any time and may resign at any time. Vacancies in the Committee shall be filled by the Board. The Board reserves the right to serve as the Committee if it so elects, and, in such event, the term "Committee" shall mean the Board.

Section 6.2 - Duties and Powers of Committee

   It shall be the duty of the Committee to conduct the general administration of this
Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the Options and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to
Incentive Stock Options shall be consistent with the basic purpose of this Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

Section 6.3 - Majority Rule

   The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good
Faith Actions

   Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the
Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the Options or for any failure to act, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation or any failure to make any determination or to otherwise act. The Committee shall have the unrestricted right to make non-uniform decisions and determinations in all matters regarding this Plan and all Options issued hereunder.


                  ARTICLE VII

               OTHER PROVISIONS

Section 7.1 - Options Not Transferable

   No Option or interest or right therein or part thereof shall be liable for, or available for the satisfaction of, the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, permit the holder of any Non-Qualified Option to transfer such Option, or any portion thereof, to such holder's spouse, lineal descendent(s) or trust established for the benefit thereof or any other person or entity.

Section 7.2 - Amendment, Suspension or Termination of this
Plan

   The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, including, without limitation, any amendment to increase or decrease the number of shares as to which
Options may be granted, except as otherwise set forth herein hereunder, subject to any requirements of stockholder approval set forth in Section 16b-3 or the applicable provisions of the Code. Neither the amendment, suspension nor termination of this
Plan shall, without the consent of the holder of any Option, impair any rights or obligations under such Option (or the Stock Option Agreement applicable thereto) theretofore granted, except as otherwise set forth herein (or in the applicable Stock
Option Agreement).  Subject to any applicable provisions of
Section 16b-3 and
the Code, the Committee and the holder of any Option may at any time, by mutual consent, amend, modify or otherwise waive any of the terms and provisions, including the exercise price, of such holder's Option and Stock Option Agreement.
No Option may be granted during any period of suspension nor after termination of this Plan, and in no event may any Option be granted under this Plan after the first to occur of (a) January 1, 2010 or (b) the expiration of ten years from the date this
Plan is approved by the Company's stockholders as contemplated under Section 7.3 hereof.

Section 7.3 - Effective Date; Approval of Plan by Stockholders

   This Plan will be effective at the time it is approved or ratified by a majority vote of the Company's stockholders (present in person or represented by proxy) at a duly called and held meeting thereof (including any proper adjournment thereof), a quorum being present. In the event this Plan is not so approved, this Plan shall not become effective and shall be null and void, and any Options issued hereunder shall be terminated.

Section 7.4 - Effect of Plan Upon Other Option and
Compensation Plans

   Except as otherwise set forth herein, the adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent
Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary to (a) establish any other forms of incentives or compensation for employees of the Company, any
Parent Corporation or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan or any provision hereof.

Section 7.6 - Conformity to Securities Laws

   This Plan is intended to conform to the extent necessary with all provisions of the
Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything contained herein to the contrary, this Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.
To the extent permitted by applicable law, this Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.7 - Incentive Stock Options

   With respect to Incentive Stock Options, if this Plan does not contain any provision now or hereafter required to be included herein under Section
422 of the Code, such
provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. Notwithstanding anything contained herein to the contrary, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Non-Qualified Option under the Code for all purposes of this Plan.

Section 7.8 - Exclusion from Pension and Profit-Sharing
Computation

   By acceptance of an Option, the Optionee accepting same shall be deemed to have agreed that the grant of such Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries, whether now existing or hereafter arising. In addition, such Option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the
Optionee or that is payable to any beneficiary of such Optionee under any life insurance plan covering employees of the Company or any of its Subsidiaries.

                         OPTION AGREEMENT, made this 16th
                         day of September 1996, between
                         ALPHA HOSPITALITY CORPORATION, a
                         Delaware corporation (the "Company"), and
                         (the  "Optionee"), an employee of, a
                         non-employee Director of, or a non-employee
                         Consultant or Advisor to, the Company or a corporation which is a parent corporation or a subsidiary corporation with respect to the Company (a "Related Corporation") within the meaning of Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended (the "Code").





   The Company desires, by affording the Optionee an
opportunity to
purchase shares (the "Shares"), of its common stock, par value
$0.01
per share (the "Common Stock"), to provide the Optionee with an incentive to continue his services to the Company or a Related Corporation and to intensify his interest in the success of the Company or a Related Corporation.


   NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:


   1. Grant of Option. The Company hereby grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the
"Option")
to purchase all or any part of an aggregate of Shares on the terms and conditions herein set forth.


   2. Exercise Price.  The purchase price of the Shares subject to the
Option shall be $     per share (the "Option Price").


   3. Limitation on Exercisability of Option. Subject to the provisions of Section 7 hereof, the Option shall be exercisable as follows:


   4. Expiration of Option.  Subject to the provisions of Section 7
hereof, the Option shall not be exercisable after   , 20__.

   5. No Rights as Stockholder. The Optionee shall have none of the rights of a stockholder with respect to any of the Shares subject to the Option until such Shares shall be issued to him upon the exercise of the Option.


   6. Non-Assignability of Option. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the lifetime of the Optionee, only by him. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred, pledged or hypothecated in any way
(whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, the Option may be transferred pursuant to the terms of a "qualified domestic relations order", within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.


   7. Death or Termination of Employment or Services.

      (1) Termination. If the employment or services of an Optionee shall be terminated for any reason other than disability, death or as otherwise specified in subsection (d) below, then such Option may be exercised at any time within three months after such termination, subject to the provisions of subsection (e) of this Section 7.

      (2) Death. If the holder of an Option dies while employed by, or while serving as either a non-employee Director of or a non-employee Consultant or Advisor to, the Company or a Related
Corporation, then such Option, subject to the provisions of subsection
(e) of this Section 7, may be exercised by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee at any time within one year after such death.

      (3) Disability. If the Optionee becomes disabled (that is, "permanent and total disability" within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director of or a non-employee Consultant or Advisor to, the Company or a Related Corporation, and such Optionee's employment or services are terminated as a result of such disability, then such Option may, subject to the provisions of subsection
(e) of
this Section 7, be exercised at any time within one year after his termination of employment or termination of services due to the disability.

      (4)   Cause.  If the Board of Directors of the Company (the
"Board"), after full consideration of the facts presented on behalf of both the Company and the Optionee, finds that the Optionee has breached his employment or service contract or relationship with the
Company or a Related

Corporation, or has been engaged in disloyalty to the Company or a Related Corporation including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or of a Related Corporation, then such Option shall be immediately terminated and any undelivered shares shall be forfeited upon refund by the Company of the purchase price.

      (5) Non-Exercisability. An Option may not be exercised pursuant to this Section 7 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of services, or death, and in any event may not be exercised after the date of expiration of the Option referred to in Section 4.

      (6) Permitted Absence. For purposes of this Section 7, the employment relationship of an employee of the Company or of a
Related Corporation will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety days, or, if longer, so long as his right to reemployment or continued service is guaranteed either by statute or by contract.


   8. Adjustments. Upon the occurrence of any of the following events, an Optionee's rights with respect to the Option shall be adjusted as hereinafter provided:

      (1) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of
Common Stock as a stock dividend on its outstanding
Common
Stock, the number of Shares deliverable upon the exercise of the
Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

      (2) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Board or the board of directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding Options under the Plan
(including this Option), either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common
Stock in
connection with the Acquisition, (B) shares of stock of the surviving corporation or (C) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the Shares subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that the Option must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Option shall terminate; or
(iii) terminate all Options, including this Option, in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

      (3) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising the Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Option prior to such recapitalization or reorganization.

      (4) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

      (5) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

      (6) No Fractional Shares. Any adjustment in the number of
Shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.


   9. Method of Exercise of Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal office, presently located at 12
East 49th Street, 24th Floor, New York, NY 10017, Att:
President.
Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by full payment of the purchase price thereof either (a) in United States dollars in cash or by check, (b) at the discretion of the Board, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Board, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable
Federal
rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the holder's direction at the time of exercise, or (e) at the discretion of the Board, by any combination of (a), (b), (c) and (d) above. Except as expressly provided above in Section 8 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. In the event that certificates of shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which the Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (A) the Shares in respect of which payment is made, and (B) such excess number of shares. The certificate or certificates for the Shares as to which the
Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Sections 7(b) or 7(c) hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

   10.   Restrictions on Issuance.

      (1) Investment Intent. Unless prior to the exercise of the Option, the Shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company, unless in the opinion of counsel to the
Company, such representation, agreement or documentation is not necessary to comply with said Act.

      (2) Regulatory Compliance. The Company shall not be obligated to issue and deliver any Shares until they have been listed on each securities exchange on which the Common Stock may then be listed nor until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.


   11. Withholding of Additional Income Taxes. Upon the exercise of an Option, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition the exercise of an Option on the Optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the Optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the Optionee's delivery of previously held shares of Common Stock or the withholding from the
Shares otherwise deliverable upon exercise of an Option Shares having an aggregate fair market value equal to the amount of such withholding taxes.

   12. No Contract of Employment. The grant of the Option pursuant to this Agreement shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the Optionee in the employ of the Company or of a Related Corporation and/or as a member of the Board or in any other capacity.

   13. Governing Law. This Option Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto signed this Agreement, all on the day year first above written.

                  ALPHA HOSPITALITY CORPORATION


                     By:
                     Name:
                     Title:


AGREED TO AND ACCEPTED:




Optionee

         ALPHA HOSPITALITY CORPORATION
              12 East 49th Street
           New York, New York  10017

             _____________________

This Proxy is Solicited on Behalf of the Board of Directors
             _____________________


   The undersigned hereby appoints Stanley Tollman and Thomas W. Aro as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock of Alpha Hospitality
Corporation ("Alpha") held of record by the undersigned on August 6, 1999 at the combined Annual and Special Meeting of Stockholders to be held on September 16, 1999, or any adjournment thereof.

   1. To elect the following individuals as members to the
Board of Directors of the Company:
         Stanley S. Tollman       FOR        ABSTAIN       AGAINST
         Thomas W. Aro            FOR        ABSTAIN       AGAINST
         Brett G. Tollman         FOR        ABSTAIN       AGAINST
         James A. Cutler          FOR        ABSTAIN       AGAINST
         Matthew B. Walker        FOR        ABSTAIN       AGAINST
         Herbert F. Kozlov        FOR        ABSTAIN       AGAINST


   2. To consider and vote upon a proposal to amend Alpha's
Certificate of Incorporation to (a)
      increase the number of authorized shares of Alpha's
Common Stock from 25,000,000 shares
      to 75,000,000 shares and (b) increase the number of
authorized shares of the Company's
      "blank check" Preferred Stock from 1,000,000 shares to
5,000,000 shares.
            FOR                 ABSTAIN                  AGAINST

   3. To consider and vote upon a proposal to adopt the 1998
Stock Option Plan.
            FOR                 ABSTAIN                  AGAINST

   4. To consider and vote upon a proposal to amend the
Company's by-laws to permit the
      granting of compensation to members of the Company's
Board of Directors (or any
      committee thereof) as determined by the Board of
Directors, without separate stockholder
      approval.
            FOR                 ABSTAIN                  AGAINST

   5. To consider and vote upon a proposal to amend the
Company's Certificate of Incorporation
      to enable and authorize the Board of Directors to adopt,
amend or repeal by-laws of the
      Company.
            FOR                 ABSTAIN                  AGAINST

   6. To consider and vote upon a proposal to allow Stanley S.
Tollman, the Company's Chief
      Executive Officer, to convert up to $2,000,000 in accrued but unpaid salary into up to
      1,000,000 shares of the Company's Common Stock at a rate of $2.00 per share.

            FOR                  ABSTAIN                  AGAINST


   7. Ratification of Rothstein, Kass & Company, P.C. as the
Company's independent certified
      public accountant.
            FOR                 ABSTAIN                  AGAINST

   This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6 and 7. A vote to "ABSTAIN" will not be counted towards the requisite affirmative vote to approve Proposals 2 and 5

PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.


Please sign exactly as name appears below.
When shares are held by joint tenant both should sign.
When signing attorney, executor, administrator, trustee or guardian, okease give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                Signature




                                               Signature if held jointly


            Dated:          , 1999